UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2010

                    DATE OF REPORTING PERIOD: APRIL 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

                                  FMC STRATEGIC
                                   VALUE FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2010
                                   (UNAUDITED)

ADVISED BY:

FIRST MANHATTAN CO.

                            FMC STRATEGIC VALUE FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS GLOBAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20036

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-001-0900

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the "Fund") for the period indicated:

                           SIX MONTHS ENDED
                            APRIL 30, 2010
                           ----------------
FMC Strategic Value Fund        +22.86%
Russell 2000 Value Index        +30.66%

We are pleased with our recovery in value over the past six months as shown above. Although we lagged our benchmark, the Russell 2000 Value Index, largely owing to the Fund's low weighting in financial stocks, we were still well ahead of the S&P 500 Index which rose by 15.66%. Given the fact that the Fund has appreciated by more than 45% during the twelve months ended April 30, 2010, we believe that the recovery has, so far, been better than many had projected following the market turmoil in 2008 and early 2009.

On balance, it appears that the market is being driven by growing confidence that the long recession has hit its nadir and that the process of recovery has begun. The gains in our portfolio over the past six months were broad based, excepting a couple of energy holdings which were slightly lower. We took advantage of the strength to take some profits in Core Labs and Allegheny Technologies where we have enjoyed significant appreciation. Two of our holdings were acquired: B J Services, by Baker Hughes, and Encore Acquisition, by Denbury Resources. We sold the latter at a significant profit and the former at breakeven.

As this is being written (in early June), the extreme volatility that we witnessed previously has returned with the market down over 10% during the latter half of May, driven in large part by financial concerns in Europe and more specifically the large debt burdens of Greece, Spain and Portugal. While recognizing that the market might have been ready for a pause after the gains over the past year, we are surprised by the (hopefully) short-term market drubbing. For the most part, the corporate managements with whom we have been meeting see business as having bottomed and gradually on the mend. In addition, balance sheets are being repaired either from internal cash flow, new debt or equity offerings, or a combination thereof. This is a far different picture from a year ago when companies were scrambling to rewrite debt covenants with their creditors.

Over the past six months we have re-established positions in AZZ Inc. and Mueller Industries, two stocks we previously owned with success. We also added four new positions to the portfolio: Approach Resources, a small cap energy exploration and production company; Harsco Corp., a company that essentially provides services to the steel industry and the commercial construction industry; Neenah Paper, a specialty paper company; and Tekelec, Inc., a technology company that provides signaling services to the telecommunications providers. These new positions reflect the fact that we see a number of attractive values currently in the market, including our existing portfolio which we think has above average appreciation potential from the current base and notwithstanding the appreciation over the past twelve months.

A brief description of two of our new holdings is set forth below:

Mueller Industries is one of the largest manufacturers of copper rod, tube and fittings, a business tied to the construction industry, both residential and commercial. Although a cyclical commodity business, it has consolidated to only three key suppliers. Mueller is a low cost, highly efficient company that importantly remained profitable through the deep recession in housing and continued to generate excess cash.

There are signs that the company's business has hit bottom and is starting to improve, albeit slowly. In both Q4 2009 and Q1 2010 Mueller reported EPS of $0.28. For various reasons, including a higher than normal tax rate and inflated selling, general and administrative expenses, we think the earnings have been understated. We estimate that EPS are currently at an annualized rate of $1.60 - $1.80 at what appears to be the bottom of the cycle. We place normalized EPS in an estimated range of $4.00 - $5.00 with cyclical peak EPS probably over $7.00. Further, free cash flow runs about $0.50 per share higher than EPS because debt and amortization exceeds capital spending.

Mueller currently has a net cash position of $5.60 per share on its balance sheet which is likely to push $7.00 by year-end. Thus, in contrast with our purchase price of about $28, net of the cash, we are investing in a business at a 10% free cash flow yield at the bottom of a cycle which we think has significant upside. Importantly, management has a history of returning cash to shareholders.

Neenah Paper (NP) was spun out from Kimberly Clark in 2004. Its business consists of two segments: fine paper with sales of $250 million and technical products with sales of $350 million. Neenah previously had significant revenue from the manufacture of pulp but exited this less attractive business over the past year.

Fine Paper includes premium branded and writing papers where there are only two large factors that make up 80% of the market (NP has 47%). Operating margins are in the mid-teens, pricing is stable, return on assets is high, but limited growth is projected. Technical products includes specialized paper products for a number of markets: high end automotive filters, specialty industrial tapes, coated abrasives (sand paper), heat transfer paper for silk screening, etc. Margins are low, less than 5%, but the near-term goal is 10%+. In part, Kimberly reinvested very little in the business, but now as a stand-alone company with increased R & D spending plus product development, returns are on the verge of improving.

In light of the fact that there is ample excess capacity, there is limited capital spending needs. Excess depreciation and amortization amounts to a significant $1.35 per share. Debt was high last year at 4.7 to 1 EBITDA ratio but the balance sheet is rapidly de-leveraging. Neenah recently sold some timberlands which generated proceeds of over $70 million. When combined with internal cash flow, debt this year is expected to drop to $200 million or a 3 - 1 debt/EBITDA ratio.

EPS this year should well exceed $1.00 or $2.35 in free cash flow. Assuming a market recovery in the top line to more normalized levels, combined with targeted margin goals, EPS could reach $3 in a couple of years, by our estimate, or over $4 per share in free cash flow. There is also a $100 million NOL. Relative to our $14 cost basis these metrics suggest a very conservative valuation. Finally, there is a current yield of 2.8% from the $0.40 annual dividend.

We appreciate your continued confidence.

Sincerely,


/s/ Edward I. Lefferman

Edward I. Lefferman
Portfolio Manager

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE MANAGER AT A SPECIFIC POINT IN TIME AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
       IN THE FMC STRATEGIC VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX

                         AVERAGE ANNUAL TOTAL RETURN(1)
                      FOR THE PERIODS ENDED APRIL 30, 2010:

Six Month   1 Year   3 Year   5 Year   10 Year
Return      Return   Return   Return    Return
---------   ------   ------   ------   -------
22.86%      45.29%   (3.27%)   7.31%    12.12%

                              (PERFORMANCE GRAPH)

                              FMC STRATEGIC           RUSSELL 2000
                                VALUE FUND           VALUE INDEX (2)
                              -------------          ---------------
        10/31/1999                $10,000                $10,000
        10/31/2000                $12,396                $11,730
        10/31/2001                $14,492                $12,756
        10/31/2002                $15,734                $12,434
        10/31/2003                $19,534                $17,443
        10/31/2004                $23,432                $20,582
        10/31/2005                $27,346                $23,265
        10/31/2006                $33,281                $28,592
        10/31/2007                $37,602                $29,177
        10/31/2008                $23,951                $20,267
        10/31/2009                $28,464                $20,664
         4/30/2010                $34,971                $27,000

(1) The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund's returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                            PORTFOLIO COMPOSITION(3)

                                   (PIE CHART)

Corporate Obligations           0.9%
Energy                         17.6%
Miscellaneous Consumer         12.7%
Automotive                     11.2%
Services                       10.9%
Industrial/Manufacturing       10.4%
Printing & Publishing           6.5%
Cash Equivalent                 6.5%
Technology                      5.4%
Basic Industry                  5.1%
Financial Services              4.4%
Real Estate Investment Trust    2.5%
Transportation Equipment        2.2%
Telecommunications              1.9%
Food                            1.8%

(3) Portfolio composition percentages are based upon the total investments of the Fund.

SCHEDULE OF INVESTMENTS                                 FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

                                                                          Value
                                                            Shares        (000)
                                                         ------------   --------
COMMON STOCK (93.9%)
AUTOMOTIVE (11.3%)
   Drew Industries* ..................................        350,000   $  8,978
   Federal Mogul* ....................................        463,000      8,806
   Spartan Motors ....................................        825,000      5,090
                                                                        --------
                                                                          22,874
                                                                        --------
BASIC INDUSTRY (5.1%)
   Harsco ............................................        160,000      4,954
   Mueller Industries ................................        181,500      5,381
                                                                        --------
                                                                          10,335
                                                                        --------
ENERGY (17.8%)
   Approach Resources* ...............................        500,000      4,475
   CE Franklin Ltd.* .................................        800,000      5,528
   Core Laboratories .................................         45,000      6,745
   Hercules Offshore* ................................        350,000      1,386
   Petroplus Holdings*(1) ............................        182,500      3,285
   Range Resources ...................................        190,000      9,074
   Weatherford International Ltd.* ...................        300,000      5,433
                                                                        --------
                                                                          35,926
                                                                        --------
FINANCIAL SERVICES (4.5%)
   American Safety Insurance Holdings Ltd.* ..........        250,000      4,045
   Old Republic International ........................        335,000      5,028
                                                                        --------
                                                                           9,073
                                                                        --------
FOOD (1.8%)
   Agrium ............................................         58,000      3,620
                                                                        --------
INDUSTRIAL/MANUFACTURING (10.5%)
   Actuant, Cl A .....................................         67,400      1,545
   Allegheny Technologies ............................         90,000      4,812
   AZZ ...............................................         89,000      3,615
   Huntsman ..........................................        480,000      5,477
   Mettler-Toledo International* .....................         24,000      3,012
   Neenah Paper ......................................        157,000      2,748
                                                                        --------
                                                                          21,209
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                 FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

                                                                          Value
                                                            Shares        (000)
                                                         ------------   --------
MISCELLANEOUS CONSUMER (12.9%)
   Blyth .............................................         27,500   $  1,585
   Dorel Industries, Cl B ............................        128,000      4,564
   Ethan Allen Interiors .............................         86,000      1,737
   Furniture Brands International* ...................        115,000        952
   Jarden ............................................        300,000      9,636
   Prestige Brands Holdings* .........................        775,000      7,549
                                                                        --------
                                                                          26,023
                                                                        --------
PRINTING & PUBLISHING (6.6%)
   Cenveo* ...........................................        730,000      6,256
   RR Donnelley & Sons ...............................        300,000      6,984
                                                                        --------
                                                                          13,240
                                                                        --------
REAL ESTATE INVESTMENT TRUST (2.6%)
   Mack Cali Realty ..................................        150,000      5,154
                                                                        --------
SERVICES (11.1%)
   American Reprographics* ...........................        500,000      4,995
   ATC Technology* ...................................        303,000      6,193
   Moody's ...........................................        115,000      2,843
   United Stationers* ................................        135,000      8,265
                                                                        --------
                                                                          22,296
                                                                        --------
TECHNOLOGY (5.5%)
   Polycom* ..........................................        220,000      7,161
   Tekelec* ..........................................        219,500      3,980
                                                                        --------
                                                                          11,141
                                                                        --------
TELECOMMUNICATIONS (2.0%)
   Frontier Communications ...........................        500,000      3,980
                                                                        --------
TRANSPORTATION EQUIPMENT (2.2%)
   Commercial Vehicle Group* .........................        470,000      4,409
                                                                        --------
TOTAL COMMON STOCK
   (Cost $174,161) ...................................                   189,280
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                 FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

                                                             Face
                                                            Amount        Value
                                                         (000)/Shares     (000)
                                                         ------------   --------
CORPORATE OBLIGATIONS (0.9%)
   Cenveo
      7.875%, 12/01/13 ...............................   $      1,350   $  1,350
   Mueller Industries
      6.000%, 11/01/14 ...............................            425        423
                                                                        --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $1,721) .....................................                     1,773
                                                                        --------
CASH EQUIVALENT (6.6%)
   Dreyfus Treasury Prime Cash Management Fund,
      0.001%(2) (Cost $13,314) .......................     13,314,480     13,314
                                                                        --------
TOTAL INVESTMENTS--(101.4%)
   (Cost $189,196) ...................................                  $204,367
                                                                        ========

PERCENTAGES ARE BASED ON NET ASSETS OF $201,467 (000).

*    NON INCOME PRODUCING SECURITY.

(1)  SECURITY IS TRADED ON A FOREIGN STOCK EXCHANGE.

(2)  THE RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF APRIL 30, 2010.

CL - CLASS

LTD. - LIMITED

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)               FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

Assets:
   Investments at Value (Cost $189,196) ...................................   $  204,367
   Dividend and Interest Receivable .......................................          148
   Receivable for Capital Shares Sold .....................................           85
   Other Assets ...........................................................           10
                                                                              ----------
      Total Assets ........................................................      204,610
                                                                              ----------
Liabilities:
   Payable for Investment Securities Purchased ............................        2,905
   Payable to Investment Adviser ..........................................          165
   Payable to Administrator ...............................................           19
   Payable to Trustees and Officers .......................................            3
   Other Accrued Expenses .................................................           51
                                                                              ----------
      Total Liabilities ...................................................        3,143
                                                                              ----------
   Net Assets .............................................................   $  201,467
                                                                              ==========
Net Assets Consist of:
   Paid-in Capital ........................................................   $  181,291
   Distributions in Excess of Net Investment Income .......................          (94)
   Accumulated Net Realized Gain on Investments ...........................        5,099
   Net Unrealized Appreciation on Investments .............................       15,171
                                                                              ----------
   Net Assets .............................................................   $  201,467
                                                                              ==========
   Outstanding Shares of Beneficial Interest (unlimited authorization -- no
      par value) ..........................................................    9,253,552(1)
                                                                              ----------
Net Asset Value, Offering and Redemption Price Per Share ..................   $    21.77
                                                                              ==========

(1)  Shares have not been rounded.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                           FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2010                        (Unaudited)

Investment Income:
   Dividend Income (less foreign taxes withheld of $7) ...............   $ 1,109
   Interest Income ...................................................        44
                                                                         -------
      Total Investment Income ........................................     1,153
                                                                         -------
Expenses:
   Investment Advisory Fees ..........................................       930
   Administration Fees ...............................................       110
   Trustees' and Officers' Fees ......................................         7
   Transfer Agent Fees ...............................................        26
   Professional Fees .................................................        21
   Printing Fees .....................................................        13
   Registration and Filing Fees ......................................         9
   Custodian Fees ....................................................         4
   Other Expenses ....................................................         9
                                                                         -------
      Total Expenses .................................................     1,129
                                                                         -------
      Net Investment Income ..........................................        24
                                                                         -------
Net Realized Gain on Investments .....................................     8,245
Net Change in Unrealized Appreciation on Investments .................    29,817
                                                                         -------
      Net Realized and Unrealized Gain on Investments ................    38,062
                                                                         -------
Net Increase in Net Assets Resulting from Operations .................   $38,086
                                                                         =======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2010 (Unaudited) and the Year Ended October 31, 2009

                                                                     SIX MONTHS               YEAR
                                                                NOVEMBER 1, 2009 TO   NOVEMBER 1, 2008 TO
                                                                   APRIL 30, 2010       OCTOBER 31, 2009
                                                                -------------------   -------------------
Operations:
   Net Investment Income ....................................        $     24              $     54
   Net Realized Gain (Loss) on Investments ..................           8,245                (1,870)
   Net Change in Unrealized Appreciation on Investments .....          29,817                25,116
                                                                     --------              --------
      Net Increase in Net Assets Resulting from Operations ..          38,086                23,300
                                                                     --------              --------
Dividends and Distributions:
   Net Investment Income ....................................            (118)                 (124)
   Net Realized Gain ........................................              --                  (244)
   Return of Capital ........................................              --                  (199)
                                                                     --------              --------
      Total Dividends and Distributions .....................            (118)                 (567)
                                                                     --------              --------
Capital Share Transactions:
   Issued ...................................................           6,368                 7,013
   In Lieu of Dividends and Distributions ...................             117                   562
   Redeemed .................................................         (12,636)              (25,868)
                                                                     --------              --------
      Net Decrease in Net Assets Derived from
         Capital Share Transactions .........................          (6,151)              (18,293)
                                                                     --------              --------
      Total Increase in Net Assets ..........................          31,817                 4,440
                                                                     --------              --------
Net Assets:
   Beginning of Period ......................................         169,650               165,210
                                                                     --------              --------
   End of Period ............................................        $201,467              $169,650
                                                                     ========              ========
Distributions in Excess of Net Investment Income ............        $    (94)             $     --
                                                                     ========              ========
Shares Issued and Redeemed:
   Issued ...................................................             315                   471
   In Lieu of Dividends and Distributions ...................               6                    42
   Redeemed .................................................            (636)               (1,971)
                                                                     --------              --------
      Net Decrease in Shares Outstanding from
         Capital Share Transactions .........................            (315)               (1,458)
                                                                     ========              ========

Amounts designated as "--" are $0 or are rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                    FMC STRATEGIC VALUE FUND

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2010 (Unaudited) and for the Years Ended October 31,

                                  Realized
            Net                     and
           Asset                 Unrealized               Dividends  Distributions
          Value,        Net         Gain        Total     from Net        from
         Beginning  Investment   (Loss) on      from     Investment     Realized    Return of
         of Period   Income(2)  Investments  Operations    Income        Gains       Capital
         ---------  ----------  -----------  ----------  ----------  -------------  ---------
2010(1)    $17.73      $  --      $ 4.05       $ 4.05      $(0.01)      $   --       $   --
2009        14.98       0.01        2.79         2.80       (0.01)       (0.02)       (0.02)
2008        25.15       0.05       (8.75)       (8.70)      (0.07)       (1.40)          --
2007        23.59       0.18        2.80         2.98       (0.19)       (1.23)          --
2006        20.25       0.14        4.13         4.27       (0.13)       (0.80)          --
2005        18.36       0.08        2.90         2.98       (0.18)       (0.91)          --

                                                                         Ratio
                           Net                   Net                    of Net
             Total        Asset                Assets,      Ratio     Investment
           Dividends      Value,                 End     of Expenses    Income    Portfolio
              and          End       Total    of Period   to Average  to Average   Turnover
         Distributions  of Period  Return(3)    (000)     Net Assets  Net Assets     Rate
         -------------  ---------  ---------  ---------  -----------  ----------  ---------
2010(1)     $(0.01)       $21.77     22.86%    $201,467     1.21%         0.03%      13%
2009         (0.05)        17.73     18.84      169,650     1.24          0.04       11
2008         (1.47)        14.98    (36.30)     165,210     1.18          0.25       30
2007         (1.42)        25.15     12.98      268,658     1.18          0.74       20
2006         (0.93)        23.59     21.71      197,940     1.22          0.64       19
2005         (1.09)        20.25     16.70      125,344     1.25          0.42       13

(1)  All ratios for the period have been annualized.

(2)  Per share data was calculated using average shares for the period.

(3) Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

     Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 32 funds. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund" and together with the FMC Select Fund, the "Funds"). The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the "Adviser"), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are valued based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2010, there were no securities valued in accordance with the Fair Value Procedures.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

     exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

     The three levels of the fair value hierarchy are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at April 30, 2010:

                                      LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                                     --------   -------   -------   --------
Investments in securities
Common Stock                         $189,280    $   --     $--     $189,280
Corporate Obligations                      --     1,773      --        1,773
Cash Equivalent                        13,314        --      --       13,314
                                     --------    ------     ---     --------
Total                                $202,594    $1,773     $--     $204,367
                                     ========    ======     ===     ========

     For the six months ended April 30, 2010, there have been no significant changes to the Fund's fair valuation methodologies.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisers and service providers as required by Securities and Exchange Commission ("SEC") regulations. The CCO's services have been approved by and are reviewed by the Board. For the six months ended April 30, 2010, the Fund was allocated CCO fees totaling $3,070.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays a brokerage commission in accordance with the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six months ended April 30, 2010, the Adviser received $14,867 in brokerage commissions.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds' average daily net assets of the first $350 million, 0.10% of the Funds' average daily net assets of the next $150 million, 0.08% of the Funds' average daily net assets of the next $500 million, and 0.06% of the Funds' average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the six months ended April 30, 2010, were as follows (000):

Purchases ..............................   $29,101
Sales and Maturities ...................    20,572

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended October 31, 2009 and October 31, 2008 was as follows (000):

        ORDINARY     LONG-TERM    RETURN OF
         INCOME    CAPITAL GAIN    CAPITAL     TOTAL
        --------   ------------   ---------   -------
2009     $  368      $    --        $199      $   567
2008      1,798       13,794          --       15,592

As of October 31, 2009, the components of accumulated losses on a tax basis were as follows (000):

Capital Loss Carryforwards ............   $ (1,940)
Unrealized Depreciation ...............    (15,852)
                                          --------
Total Accumulated Losses ..............   $(17,792)
                                          ========

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of October 31, 2009, the Fund had $1,940 (000) of capital loss carryforwards expiring in 2017.

For Federal income tax purposes, the cost of securities owned at April 30, 2010, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2010, were as follows (000):

             AGGREGATE      AGGREGATE
FEDERAL        GROSS          GROSS           NET
TAX         UNREALIZED     UNREALIZED     UNREALIZED
COST       APPRECIATION   DEPRECIATION   APPRECIATION
-------    ------------   ------------   ------------
$189,196     $47,704        $(32,533)      $15,171

8. OTHER:

At April 30, 2010, one shareholder of record held 92% of the Fund's total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2010                                                       (Unaudited)

9. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

10. SUBSEQUENT EVENTS:

There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

DISCLOSURE OF FUND EXPENSES                             FMC STRATEGIC VALUE FUND

                                                                     (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

     You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                         BEGINNING     ENDING                 EXPENSES
                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                           VALUE       VALUE       EXPENSE     DURING
                          11/01/09    04/30/10     RATIOS     PERIOD*
                         ---------   ---------   ----------   --------
ACTUAL FUND RETURN       $1,000.00   $1,228.60     1.21%       $6.69
HYPOTHETICAL 5% RETURN    1,000.00    1,018.79     1.21         6.06

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD CONSIDERATIONS IN RE-APPROVING                    FMC STRATEGIC VALUE FUND
THE ADVISORY AGREEMENT                                               (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 10-11, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser and reviewed its key personnel and assets under management. The representatives also discussed the Adviser's compliance program and reviewed the Adviser's best execution and commission levels, noting that the Adviser had engaged an independent evaluation group since 2004 to provide ongoing analyses of execution quality. In addition, the representatives noted that commission rates for NYSE-listed equities had been reduced in March 2009. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

BOARD CONSIDERATIONS IN RE-APPROVING                    FMC STRATEGIC VALUE FUND
THE ADVISORY AGREEMENT                                               (Unaudited)

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with information regarding each Fund's performance since the Advisory Agreement was last renewed, as well as information regarding each Fund's performance since its inception. The Board also compared the Funds' performance to their benchmark indices and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year. The Adviser's representatives noted that the Strategic Value Fund had outperformed its benchmark over various periods of time and that the Select Fund had strong long-term performance even though it had underperformed its benchmark for the past year. Based on this information, the Board concluded that each Fund's performance was within the range of its peer group and concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser, as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund's total fees and expenses were within the range of fees and expenses paid by other funds with common asset levels. The Board concluded that the advisory fees were the result of arm's length negotiations. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Funds.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Agreement for another year.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               /s/ Phil Masterson
                                        -----------------------------------
                                        Phil Masterson, President

Date: July 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Phil Masterson
                                        -----------------------------------
                                        Phil Masterson, President

Date: July 2, 2010


By (Signature and Title)*               /s/ Michael Lawson
                                        -----------------------------------
                                        Michael Lawson
                                        Treasurer, Controller & CFO

Date: July 2, 2010

* Print the name and title of each signing officer under his or her signature.